WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JANUARY 13, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED SEPTEMBER 30, 2014, OF

WESTERN ASSET INTERMEDIATE BOND FUND

Effective February 12, 2015, the following replaces the fee table and example table in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund”.

Shareholder fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.40	0.40	0.40	0.40	0.40	0.40
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses[2]	0.38	0.31	0.26[3]	0.44	0.11	0.06
Total annual fund operating expenses	1.03	1.71	0.91	1.34	0.51	0.46
Fees waived and/or expenses reimbursed	(0.13)[4]	(0.06)[4]	(0.06)[4]	(0.19)[4]	N/A	(0.01)[4]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.90	1.65	0.85	1.15	0.51	0.45

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” have been restated to reflect current fees.

[3]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses), so that total annual operating expenses are not expected to exceed 0.90%, 1.65%, 0.85%, 1.15% and 0.45% for Class A, C, FI, R and IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016 without the Board’s consent. The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	513	727	958	1,620
Class C (with redemption at end of period)	268	534	924	2,015
Class C (without redemption at end of period)	168	534	924	2,015
Class FI (with or without redemption at end of period)	87	285	499	1,115
Class R (with or without redemption at end of period)	117	406	716	1,597
Class I (with or without redemption at end of period)	52	163	284	639
Class IS (with or without redemption at end of period)	46	146	256	577

Effective February 12, 2015, the following replaces the “Expense limitation” sub-section in the section of the fund’s Prospectus titled “More on fund management”.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 0.90%, 1.65%, 0.85%, 1.15% and 0.45% for Class A, C, FI, R and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual expenses exceeding this limit or any other lower limit then in effect. The manager may waive additional fees and/or reimburse additional operating expenses to the extent required by applicable law.

Please retain this supplement for future reference.

WASX108900

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